Domestic Equity Portfolio Investment Strategy - Domestic Equity Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]	Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. An issuer of a security will be deemed to be a “U.S. issuer” if: (i) the principal trading market for its securities is the United States; (ii) it is organized under the laws of, or has principal offices in, the United States; or (iii) it derives 50% or more of its total revenue from goods or services produced or sold in U.S. The Portfolio primarily invests in common stocks that offer potential for growth of capital, current income, or both. The Portfolio mainly invests in large- and mid-capitalization companies. Typically, the Portfolio seeks securities the adviser believes are currently undervalued by the market. The adviser may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. While most assets will be invested in U.S. equity securities, in keeping with the Portfolio’s investment objective, it may also invest in American Depositary Receipts (ADRs) and foreign securities (up to 10% of net assets). The Portfolio may also utilize futures for cash management purposes and forwards to hedge foreign currency exposure. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process, and, as a result, the Portfolio may at times have sector weightings which vary from the sector weightings of the benchmark. The Portfolio may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio.